SEMIANNUAL REPORT
BALANCED FUND
JUNE 30, 2002
T. ROWE PRICE(R)

REPORT HIGHLIGHTS
BALANCED FUND
o Despite an end to the recession, U.S. stocks fell in the six-month period ended June 30. International stocks also fell but strongly outpaced the U.S. market. Bonds fared best.
o The fund outpaced its benchmarks in the last six months because of good U.S. stock selection, underweighting technology, and overweighting international equities. Investment-grade bonds also contributed, but high-yield debt lagged.
o We shifted some assets from government bonds to higher-yielding corporate bonds, which should do well as the economy strengthens and accounting scandals fade.
o Stronger economic and corporate earnings growth should eventually lead to better market performance here and abroad. Interest rates are likely to remain near current levels.

REPORTS ON THE WEB
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

FELLOW SHAREHOLDERS
     U.S. stocks fell sharply in the first half of 2002 amid lackluster corporate earnings news, fears of another terrorist attack against the U.S., and reports of regulators investigating companies with questionable accounting practices. International stocks also fell, but a weaker U.S. dollar helped them strongly outperform their domestic counterparts. Bond yields slipped and prices rose--even though the U.S. economy emerged from recession--as investors sought securities with reduced risk.

      PERFORMANCE COMPARISON
      ----------------------
      Periods Ended 6/30/02         6 Months      12 Months
      ---------------------         --------      ---------
      Balanced Fund                  -4.15%         -5.53%
      Merrill Lynch - Wilshire
      Capital Market Index           -6.40          -8.53
      Lipper Balanced Funds Index    -6.04          -7.54
      Combined Index Portfolio *     -5.33          -6.82
          *   An unmanaged  portfolio of 50% domestic  stocks (S&P
              500  Index),   40%  bonds   (Lehman   Brothers  U.S.
              Aggregate Index), and 10% international stocks (MSCI
              EAFE Index).

     Your fund returned -4.15% in the last six months and -5.53% for the 12-month period ended June 30, 2002. As shown in the table, the fund performed better than all of its benchmarks in both periods. The fund also strongly outperformed many domestic growth stock portfolios (e.g., the Lipper Large-Cap Growth Funds Index returned -17.96% and -24.91% for the 6- and 12-month periods, respectively). This underscores the value and importance of diversification, particularly during difficult periods for U.S. equities.

     In the last six months, the fund's outperformance was driven by several factors. Our domestic equity portfolio compared favorably with other equity funds because we underweighted the sluggish technology sector and owned select health care and industrial stocks that performed well. In addition, our emphasis on international stocks relative to our benchmarks was a big positive, as foreign equities outpaced their domestic counterparts. Although our Treasury, agency, and mortgage-backed bond positions were quite robust in the last six months, our exposure to high-yield securities worked against fund performance.

MARKET ENVIRONMENT
     The economy changed dramatically over the past six months, moving from recession to expansion as signs of recovery emerged at the beginning of 2002. The 6.1% annualized GDP growth rate in the first quarter was driven primarily by an end to the inventory liquidation cycle, which supported production and employment trends. At the same time, corporate cost-cutting and strong productivity gains improved profit margins and prospects for corporate profits. With inflation subdued, the Federal Reserve kept the federal funds target rate steady at 1.75%--a 40-year low--in the last six months to encourage the budding recovery.

     In the first three months of the year, U.S. stocks generally rose amid optimism about the improving economy. However, larger issues overshadowed the mending economy in the second quarter, such as continued sluggish corporate earnings growth and the threat of new terrorist attacks against the U.S. In addition, following the collapse of energy-trader Enron and accounting firm Arthur Andersen's obstruction of justice conviction, investors were quick to discard shares of companies whose bookkeeping was suspected of being anything less than honest and transparent. By June 30, major stock indexes had retreated to levels not seen since the weeks following September 11. The large-cap S&P 500 Index, a broad benchmark for the U.S. stock market, returned -13.16% in the last six months.

   The following chart was depicted as a line graph in the printed material.

            10-Year Treasury Bond   5-Year Treasury Note   90-Day Treasury Bill
            ---------------------   --------------------   --------------------
6/30/2001           5.41                   4.95                   3.65
7/31/2001           5.05                   4.53                   3.52
8/31/2001           4.83                   4.38                   3.36
9/30/2001           4.59                   3.8                    2.37
10/31/2001          4.23                   3.47                   2.01
11/30/2001          4.75                   4.06                   1.72
12/31/2001          5.05                   4.3                    1.72
1/31/2002           5.03                   4.37                   1.75
2/28/2002           4.88                   4.19                   1.75
3/31/2002           5.4                    4.84                   1.78
4/30/2002           5.09                   4.41                   1.76
5/31/2002           5.04                   4.35                   1.72
6/30/2002           4.8                    4.03                   1.68

     Continuing a trend that prevailed last year, small- and mid-cap stocks performed better than their larger peers in the last six months--a phenomenon often observed at the end of a recession. Another trend that remained intact was the dominance of value stocks over their growth counterparts, but the degree of outperformance was greatest in the small-cap segment. Among the biggest decliners were companies renowned for using acquisitions to fuel their growth. Investors abandoned such firms amid fears that they have used aggressive accounting to produce and project inflated earnings growth.

     In the U.S. credit markets, money market yields remained very low as the Fed kept monetary policy steady in the last six months. Longer-term Treasury rates climbed in the first quarter as the economy showed signs of strengthening, but they declined and, in most cases, slipped below year-end levels in the second quarter as increased geopolitical risks, diminishing corporate credibility, and stock market weakness prompted investors to seek the relative safety of fixed-income securities.

     Among  domestic  bond  market  segments,   mortgage-backed  securities  and
Treasuries performed best, but investment-grade corporate bonds lagged. High-yield securities were pressured by corporate defaults and several bankruptcies in the telecommunications industry--a heavy issuer of below investment-grade bonds. The Lehman Brothers U.S. Aggregate Index, a broad measure of the U.S. bond market, returned 3.79% since the end of 2001.

     Foreign equity markets declined in the first half of 2002, but as a group, they fared better than U.S. stocks because foreign currencies generally appreciated versus the greenback. In dollar terms, Japanese and other Asian equities produced gains, but European and Latin American markets sagged. The MSCI EAFE Index, which tracks large-cap shares in Europe, Australasia, and the Far East, returned -1.38% in the last six months.

ASSET ALLOCATION STRATEGY

    The following chart was depicted as a pie graph in the printed material.

               Domestic Stock                     46%
               Corporate Bonds                    22%
               International Stocks               13%
               Treasury and Agency Bonds          13%
               Mortgage-Backed Securities          5%
               Reserves                            1%

     We made a few minor asset allocation changes in the last six months. We increased our corporate bond exposure (from 19% to 22% of assets) while trimming our positions in Treasuries and agency bonds (from 15% to 13%). Corporate bonds were hammered in the last six months as several issuers revealed accounting irregularities. However, the economy is growing again, and corporates are likely to perform better than interest rate-sensitive government securities. The domestic stock portfolio slipped from 48% to 46% of assets, partially because of falling stock values, but we kept our international equity allocation steady at 13%. We believe international stocks may continue to outperform their domestic counterparts, particularly if the U.S. dollar weakens further.

PORTFOLIO REVIEW
----------------
Domestic Stocks
     The energy sector produced good returns in the first half of 2002, extending their relative outperformance of the last few years. Among our best performers were Amerada Hess, BP, and Exxon Mobil, which benefited from a rise in oil prices triggered by President Bush's "Axis of Evil" comments regarding oil-producing nations Iran and Iraq. Materials stocks also fared well, with all underlying industry groups generating positive results. Metals and mining companies rose strongly as gold prices surged in the last six months, and two of our top performers were Newmont Mining and Inco.

     Consumer-related stocks were mixed in the last six months. In the consumer staples sector, food and beverage companies and makers of various household products performed very well. Coca-Cola, Anheuser-Busch, and Procter & Gamble were among our top contributors to performance. In contrast, consumer discretionary stocks fell sharply. Media giant AOL Time Warner was one of our worst performers, and retailers Home Depot and Circuit City Stores were disappointing.

     Industrials and business services stocks as a group declined in the last six months, but a few standout companies performed well. These included aerospace and defense company Lockheed Martin, which continued to benefit from increased military spending following the September 11 terrorist attacks, and machinery stock ITT Industries. Gains in these holdings were more than offset by severe losses in industrial conglomerates GE and Tyco International, which are known for growing through aggressive acquisitions. GE fell in sympathy with Tyco, which was toppled by several factors, including an aborted plan to break up the company into four parts, weaker-than-expected earnings growth, and renewed questions about its accounting practices. (The company had been investigated and cleared by the SEC in 2000.)

     In the health care sector, health care providers performed very well in the last six months, led by UnitedHealth Group. The company is continuing its transition from a managed health care company to a diversified health services provider with higher growth potential. Most other underlying industries fell sharply, particularly pharmaceutical firms, which have been hammered amid political scrutiny of their pricing of drugs and profitability. One of our worst performers was Bristol-Myers Squibb. The company was recently sued by 29 states for allegedly preventing cheaper generic versions of its drugs from entering the markets, forcing consumers to pay inflated prices. In addition, the company announced that it needs to reduce inventories held by wholesalers, which will hurt its earnings over the next year.

     Technology   stocks  fell  sharply  in  the  last  six  months,   producing
double-digit declines amid overcapacity and tepid demand, while telecommunications services stocks suffered from the same ailments plus heavy debt burdens and credit downgrades. Two of the worst performers in this group were long-distance carriers WorldCom, which we sold in mid-May, and Sprint PCS. WorldCom admitted in late June that the company had fraudulently booked $3.8 billion in operating expenses as capital expenses. These actions had inflated the company's profits for the last five quarters and kept the company's credit rating artificially high. (After our reporting period, WorldCom filed for bankruptcy protection.)

     We took advantage of severe declines in the media and telecommu-nications sectors in the last six months and added USA Interactive and AT&T to the portfolio. USA Interactive has a great mix of high-quality operating businesses, including Home Shopping Network, Ticketmaster, and Match.com, while AT&T's broadcasting assets will probably be acquired by Comcast later this year. To help fund these purchases, we eliminated several holdings, including Household Financial, Phillips Petroleum, and Conoco.

International Stocks
     Our diversification into international stocks paid off in the six months ended June 30, as overseas markets performed better than the U.S. and foreign currencies appreciated versus the dollar. In addition, our international investments outperformed within their own regions.

     In Europe, publisher Reed Elsevier performed well, generating steady earnings growth from its diverse product portfolio. French luxury goods maker Christian Dior and Swiss pharmaceutical giant Novartis also turned in impressive results. The inherent value we saw in two U.K. companies was realized through corporate takeovers, providing large returns to your portfolio: Enterprise Oil, a petroleum explorer and producer, was acquired by Shell Transport & Trading;
and Innogy Holdings, an integrated energy firm, was purchased by German electricity producer RWE.

     The Japanese market was the best-performing major market, and household product supplier KAO was our best international contributor to fund performance. KDDI also staged a powerful rally on good wireless subscriptions and favorable positioning toward next-generation technology. We sold Nissan Motor following a very strong run on the back of fundamental corporate restructuring. We also eliminated cable maker Fujikura following poor performance.

     Elsewhere, we sold Hong Kong micromotor producer Johnson Electric Holdings, which surged on prospects for an economic recovery in the U.S. In Australia, supermarket concern Woolworths produced steady gains, and we initiated a position in building-products supplier Boral. While we avoided the debacle in Argentina, our Latin American holdings were a drag on fund performance.

Domestic Bonds
     The fund's bond portfolio, representing 40% of assets, produced good returns in the last six months. Our emphasis on investment-grade bonds helped performance, as these securities fared much better than lower-quality debt. Only 6.6% of assets were invested in the struggling high-yield sector at the end of June.

      BOND PORTFOLIO PROFILE
      ----------------------
      Weighted Average Effective Duration (years)       5.53
      Weighted Average Maturity (years)                 9.77
      Weighted Average Quality *                          A+
              *   Based on T. Rowe Price research.

     In the last six months, we underweighted Treasuries and overweighted corporate bonds because the latter usually outperform the former when the economy emerges from recession. However, the proliferation of corporate accounting scandals led to a flight to the highest-quality bonds, so these allocations limited our gains. On the plus side, our mortgage-backed securities performed very well, partic-ularly in the first quarter, when longer-term interest rates rose and prepayment activity dwindled.

     As mentioned earlier, we shifted some assets from interest rate-sensitive Treasury and agency bonds to the corporate bond sector in the last six months. Corporate bonds offer very attractive yields and should perform well as the accounting scandals pass and investors focus more on the strengthening economy. As a result of our actions, the bond portfolio's duration (a measure of its interest rate sensitivity) and credit quality edged slightly lower.

OUTLOOK
     Equities have fallen sharply since the end of June, and we expect market volatility to continue in the immediate future. Clearly, there is a disconnect between the strengthening economy and the faltering stock market, though it is not unprecedented for them to travel in different directions in the months following a recession.

     At the moment, investors can see nothing positive about owning stocks, which is a stark contrast to investor sentiment in the late 1990s. Many are abandoning equities out of fears--which we believe are largely unfounded--that many companies are guilty of egregious corporate malfeasance. While it is true that a few companies have willingly engaged in fraudulent practices, we believe most do not. Nevertheless, it will take some time for investors to increase their trust in corporate America again.

     It is difficult to not be discouraged by recent market activity, but we know that the precipitous decline in stock prices cannot continue indefinitely. The economy is growing again, consumer spending has remained strong, stock valuations are more attractive than they have been in years, and corporate earnings are poised to improve. In addition, the implementation of accounting reforms and the increased scrutiny and pressure on auditors following the implosion of several former highfliers should lead to cleaner and clearer financial reporting, helping to boost investor confidence. These factors should eventually lead to better equity market performance--both here and abroad. In fact, international markets may extend their recent outperformance, particularly if the dollar continues to weaken.

     The Federal Reserve clearly will begin to raise short-term interest rates once it is confident that the economic recovery is firmly in place. However, that prospect has been postponed to later in the year by market instability. As a result, we expect intermediate- and long-term rates to remain around current levels.

     Because it is virtually impossible to know when performance patterns will change, it is important to remain well diversified in stocks and bonds to benefit from the areas that perform best. Fundamental analysis and independent research are especially crucial in the market environment that we have been experiencing. We expect their importance to persist, and we thank you for your confidence in our ability to manage your investments.

Respectfully submitted,

/s/

Richard T. Whitney
Chairman of the fund's Investment Advisory Committee
July 24, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
LARGEST HOLDINGS          Percent of                              Percent of
                          Net Assets                              Net Assets
STOCKS                       6/30/02      BONDS                      6/30/02
------                       -------      -----                      -------
Exxon Mobil                     1.4%      U.S. Treasury                 9.1%
Pfizer                          1.4       Fannie Mae                    5.2
GE                              1.4       Fannie Mae                    5.2
Citigroup                       1.1       Ginnie Mae                    2.0
American International Group    1.1       Province of Manitoba          0.4
Wal-Mart                        0.9       Time Warner                   0.4
Bank of America                 0.8       Comcast Cable                 0.4
PepsiCo                         0.8       JP Morgan Chase Comm Mtg      0.3
Procter & Gamble                0.7       Coca-Cola Bottling            0.3
BP                              0.7       Anheuser-Busch                0.3
Total                          10.3%      Total                        19.4%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

   The following chart was depicted as a line graph in the printed material.

             Merrill Lynch-Wilshire      Combined
              Capital Market Index   Index Portfolio*       Balanced Fund
              --------------------   ----------------       -------------
6/30/1992            10000                10000                10000
6/30/1993            11417                11378                11375
6/30/1994            11437                11595                11615.5
6/30/1995            13611                13690                13646.9
6/30/1996            15887                15890                15754.7
6/30/1997            19233                19311                19031.2
6/30/1998            23560                23136                22534.7
6/30/1999            26941                26319                24959.9
6/30/2000            29117                28276                26464.8
6/30/2001            26647                26646                25926.3
6/30/2002            24375                24830                24493.4

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 6/30/02      1 Year       3 Years       5 Years        10 Years
---------------------      ------       -------       -------        --------
Balanced Fund              -5.53%        -0.63%         5.18%         9.37%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
Unaudited                        For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS     6 Months     Year
                            Ended    Ended
                          6/30/02 12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
NET ASSET VALUE
Beginning of period       $ 17.49  $ 19.17  $ 19.69  $ 18.59  $ 16.54  $ 14.48
Investment activities
  Net investment
  income (loss)              0.26     0.51     0.54     0.53     0.53     0.53
  Net realized and
  unrealized gain
  (loss)                    (0.98)   (1.29)   (0.13)    1.34     2.08     2.18
  Total from
  investment
  activities                (0.72)   (0.78)    0.41     1.87     2.61     2.71
Distributions
  Net investment
  income                    (0.25)   (0.52)   (0.53)   (0.54)   (0.52)   (0.53)
  Net realized gain         (0.03)   (0.38)   (0.40)   (0.23)   (0.04)   (0.12)
  Total distributions       (0.28)   (0.90)   (0.93)   (0.77)   (0.56)   (0.65)
NET ASSET VALUE
End of period             $ 16.49  $ 17.49  $ 19.17  $ 19.69  $ 18.59  $ 16.54

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return^              (4.15)%  (3.98)%   2.09%    10.26%   15.97%   18.97%
Ratio of total
expenses to
average net assets          0.76%+   0.83%    0.79%    0.79%    0.78%    0.81%
Ratio of net invest-
ment income (loss)
to average
net assets                  2.94%+   2.84%    2.75%    2.80%    3.04%    3.36%
Portfolio turnover
rate                       44.9%+    36.0%    16.5%    20.7%    12.5%    15.5%
Net assets, end
of period
(in millions)             $ 1,641  $ 1,791  $ 1,896  $ 2,091  $ 1,650  $ 1,210

     ^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     +    Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002

PORTFOLIO OF INVESTMENTS
------------------------                                 Shares/Par       Value
                                                                In thousands
COMMON STOCKS AND WARRANTS  59.1%
CONSUMER DISCRETIONARY  7.8%
Auto Components  0.2%
Delphi                                                      59,968   $       792
Denso (JPY)                                                 43,900           686
Safelite Glass
   Class A, Warrants *                                       7,906             0
   Class B *                                                 3,226             0
   Class B, Warrants *^                                      5,270             0
Safelite Reality *^                                            218             0
TRW                                                         30,000         1,709
                                                                           3,187
Automobiles  0.9%
Ford Motor                                                 200,043         3,201
GM                                                          85,800         4,586
Honda ADR                                                  120,400         2,493
Toyota Motor (JPY)                                          75,300         1,998
Volkswagen (EUR)                                            47,991         2,309
                                                                          14,587
Hotels, Restaurants & Leisure  0.3%
Applebee's                                                  23,850           547
McDonald's                                                 140,000         3,983
Mikohn Gaming, Warrants, 144A, 8/15/08 *                       250             1
                                                                           4,531
Household Durables  0.6%
Black & Decker                                              36,000         1,735
Fortune Brands                                              40,000         2,240
Matsushita Electric Industrial (JPY)                       119,000         1,623
Pioneer (JPY)                                               51,600           924
Sony (JPY)                                                  42,800         2,260
Thomson Multimedia (EUR) *                                  19,906           470
                                                                           9,252
Internet & Catalog Retail  0.2%
USA Interactive *ss                                        118,000         2,767
                                                                           2,767

Media  2.3%
AOL Time Warner *                                          210,050   $     3,090
Clear Channel Communications *                              20,000           640
Comcast, Class A *                                         120,000         2,861
Cox Communications, Class A *ss                             50,000         1,377
Disney                                                     325,417         6,150
Gannett                                                     27,600         2,095
McGraw-Hill                                                 64,400         3,845
News Corporation ADR ss                                     35,000           802
Omnicom                                                     26,800         1,227
Publicis Groupe (EUR)                                       52,259         1,440
Reader's Digest, Class A                                    35,000           656
Reed Elsevier (GBP)                                        323,022         3,071
Singapore Press (SGD)                                       45,000           507
Tribune                                                     40,000         1,740
TV Azteca (MXN) *                                        1,041,200           441
Viacom
   Class A *                                                 9,000           400
   Class B *                                               185,595         8,235
                                                                          38,577
Multiline Retail  2.2%
Costco Wholesale *                                         106,800         4,124
J.C. Penney                                                 44,000           969
May Department Stores                                       77,100         2,539
Pinault Printemps Redoute (EUR)                             10,000         1,184
Sears                                                       40,000         2,172
Target                                                     244,400         9,312
Wal-Mart                                                   280,000        15,403
Wal-Mart de Mexico (MXN)                                   340,200           921
                                                                          36,624
Specialty Retail  0.9%
Circuit City Stores  ss                                    171,800         3,221
GAP ss                                                     107,300         1,523
Home Depot                                                  90,300         3,317
Radio Shack ss                                              80,000         2,405
Staples *                                                   53,155         1,047

TJX                                                         92,000   $     1,804
Toys "R" Us *                                               64,380         1,125
Travis Perkins (GBP)                                        62,998           967
                                                                          15,409
Textiles, Apparel, & Luxury Goods  0.2%
Adidas-Salomon (EUR)                                         9,304           763
Christian Dior (EUR)                                        55,160         2,121
Yue Yuen Industrial (HKD)                                  342,000         1,028
                                                                           3,912
Total Consumer Discretionary                                             128,846

CONSUMER STAPLES  4.3%
Beverages  1.5%
Allied Domecq (GBP)                                        176,824         1,160
Anheuser-Busch                                              88,000         4,400
Coca-Cola                                                   92,600         5,186
Femsa UBD Units (Represents 1 Series B
   and 4 Series D shares) (MXN)                            193,300           755
PepsiCo                                                    273,000        13,158
                                                                          24,659
Food & Drug Retailing  0.8%
Carrefour (EUR)                                             35,951         1,942
Casino Guichard-Perrachon (EUR)                              7,556           639
CVS                                                         50,000         1,530
J. Sainsbury (GBP)                                         395,172         2,145
Kroger *                                                   200,000         3,980
Safeway *                                                   55,200         1,611
Woolworths (AUD)                                           288,000         2,132
                                                                          13,979
Food Products  0.6%
CSM (EUR)                                                   44,403         1,065
General Mills                                               65,000         2,865
J.M. Smucker Company *ss                                     2,676            91
Nestle (CHF)                                                 9,911         2,306
Parmalat Finanz (EUR)                                      464,771         1,434
Unilever (GBP)                                             163,608         1,492
                                                                           9,253

Household Products  1.3%
Colgate-Palmolive                                           60,400   $     3,023
Kao (JPY)                                                  163,000         3,753
Kimberly-Clark                                              34,400         2,133
Procter & Gamble                                           133,800        11,949
                                                                          20,858
Personal Products  0.1%
Gillette                                                    45,174         1,530
                                                                           1,530
Tobacco  0.0%
Philip Morris                                               10,800           472
                                                                             472
Total Consumer Staples                                                    70,751

ENERGY  4.9%
Energy Equipment & Services  0.6%
BJ Services *                                               88,400         2,995
FMC Technologies *ss                                        72,228         1,499
Halliburton                                                 52,742           841
Helmerich & Payne                                           40,000         1,429
Schlumberger                                                45,200         2,102
Transocean                                                  11,654           363
                                                                           9,229
Oil & Gas  4.3%
Amerada Hess                                               137,700        11,360
BP (GBP)                                                   319,157         2,681
BP ADR                                                     177,002         8,937
ChevronTexaco                                               72,759         6,439
Cia Espanola de Petroleos (EUR)                             49,713           851
ENI (EUR)                                                    1,728            27
ENI SPA ADR                                                 20,900         1,672
Exxon Mobil                                                569,926        23,321
Marathon Oil                                               140,000         3,797
Norsk Hydro (NOK)                                           16,689           794
Petroleo Brasileiro (Petrobras) ADR                         40,100           698
Royal Dutch Petroleum ADR                                   57,700         3,189
Shell Transport & Trading (GBP)                             52,080           393

Shell Transport & Trading ADR                               72,700   $     3,272
TotalFinaElf, Series B (EUR)                                15,296         2,479
TotalFinaElf ADR                                             7,100           574
TravelCenters of America                                     3,000            35
                                                                          70,519
Total Energy                                                              79,748

FINANCIALS  12.3%
Banks  5.0%
ABN AMRO (EUR)                                              35,196           638
Alliance & Leicester (GBP)                                 116,988         1,477
Anglo Irish Bank (EUR)                                     113,783           732
Australia & New Zealand Banking (AUD)                       67,700           735
Australia & New Zealand Banking ADR ss                      21,500         1,166
Banca Intesa (EUR)                                         592,373         1,804
Banco de Bilbao Vizcaya Argentaria ADR ss                   67,124           750
Banco Santander Central Hispano (EUR)                      197,243         1,563
Banco Santiago ADR                                          47,800           829
Bank of America                                            191,637        13,484
Bank of New York                                           100,000         3,375
Barclays (GBP)                                             405,112         3,410
BNP Paribas (EUR) *                                         33,840         1,868
Commonwealth Bank of Australia (AUD)                        91,583         1,698
Deutsche Bank (EUR)                                         21,667         1,504
FleetBoston Financial                                       77,341         2,502
HBOS (GBP)                                                 228,126         2,470
HSBC Holdings (GBP)                                         88,546         1,019
KBC Bank (EUR)                                              32,761         1,322
Lloyds TSB (GBP)                                            76,982           766
Mediobanca (EUR)                                           125,100         1,154
Mellon Financial                                           155,000         4,872
Mizuho Holdings (JPY)                                          794         1,762
National Australia Bank (AUD)                               97,177         1,937
Overseas Chinese Banking (SGD)                             238,810         1,582
Royal Bank of Scotland (GBP)                                85,652         2,429

SEB, Series A (SEK)                                         58,321   $       611
Societe Generale (EUR)                                      47,160         3,101
Svenska Handelsbanken, Series A (SEK)                       44,271           675
U.S. Bancorp                                               359,124         8,386
Unibanco GDR ss                                             54,800           904
UniCredito Italiano (EUR)                                  251,454         1,135
Wachovia                                                   271,919        10,382
                                                                          82,042
Diversified Financials  4.1%
Aiful (JPY)                                                 15,650         1,026
AMBAC                                                       33,300         2,238
American Express                                           157,800         5,731
Bradford Bingley (GBP)                                     221,349         1,092
Citigroup                                                  472,738        18,319
Countrywide Credit                                          63,925         3,084
Fannie Mae                                                  78,000         5,752
Franklin Resources                                          53,000         2,260
Freddie Mac                                                 48,600         2,974
Goldman Sachs Group                                         50,000         3,668
ING Groep (EUR)                                            107,978         2,767
J.P. Morgan Chase                                          205,120         6,958
Moody's                                                     14,100           701
Morgan Stanley                                             139,600         6,014
Promise (JPY)                                               25,300         1,275
State Street                                                50,000         2,235
Waddell & Reed Financial, Class A                           35,581           816
                                                                          66,910
Insurance  2.6%
Allianz (EUR)                                                5,402         1,089
American International Group                               256,318        17,488
AXA (EUR)                                                   54,755         1,000
CNP Assurances (EUR)                                        54,554         2,232
Helvetia Patria (CHF)                                        2,560           364
Marsh & McLennan                                            50,000         4,830
MGIC Investment                                             23,200         1,573
Mitsui Sumitomo Insurance (JPY)                            223,000         1,200

Munich Re (EUR)                                              4,220   $       998
National Mutual (AUD)                                      508,968           774
Prudential (GBP)                                            81,286           744
Royal & Sun Alliance (GBP)                                 234,442           861
St. Paul Companies                                          86,000         3,347
Torchmark                                                   78,600         3,002
UnumProvident                                              100,000         2,545
                                                                          42,047
Real Estate  0.6%
Corio (EUR)                                                 15,627           393
ProLogis Trust, REIT                                       288,450         7,500
Sun Hung Kai Properties (HKD)                              144,000         1,094
Wereldhave (EUR) *                                           7,322           405
Westfield Trust (AUD)                                      422,000           808
                                                                          10,200
Total Financials                                                         201,199

HEALTH CARE  7.7%
Biotechnology  0.1%
Amgen *                                                     51,000         2,136
                                                                           2,136
Health Care Equipment & Supplies  0.8%
Baxter International                                       100,000         4,445
Becton, Dickinson                                           60,000         2,067
Edwards Lifesciences *ss                                    10,000           232
Guidant *                                                   42,400         1,282
Medtronic                                                  126,000         5,399
                                                                          13,425
Health Care Providers & Services  1.1%
Aetna                                                       52,695         2,528
Cardinal Health                                             86,908         5,337
Health Management, Class A *                                81,252         1,637
UnitedHealth Group                                          88,200         8,075
                                                                          17,577

Pharmaceuticals  5.7%
Abbott Laboratories                                        127,200   $     4,789
Altana (EUR)                                                43,200         2,340
AstraZeneca (GBP) *                                         31,188         1,291
Aventis (EUR)                                               36,932         2,612
Bristol-Myers Squibb                                       138,800         3,567
CSL (AUD)                                                   23,296           422
Eisai (JPY)                                                 30,000           771
Eli Lilly                                                  100,000         5,640
GlaxoSmithKline (GBP)                                       28,591           618
GlaxoSmithKline ADR ss                                     216,922         9,358
Hoechst (EUR)                                               14,834           782
Johnson & Johnson                                          153,800         8,038
Merck                                                      175,800         8,902
Novartis (CHF)                                             119,772         5,256
Pfizer                                                     649,950        22,748
Pharmacia                                                  187,500         7,022
Shire Pharmaceuticals (GBP) *                               40,014           354
Takeda Chemical Industries (JPY)                            35,000         1,536
Wyeth                                                      153,200         7,844
                                                                          93,890
Total Health Care                                                        127,028

INDUSTRIALS & BUSINESS SERVICES  7.9%
Aerospace & Defense  1.4%
Boeing                                                      86,000         3,870
Honeywell International                                    159,500         5,619
Lockheed Martin                                             85,811         5,964
Northrop Grumman                                            30,000         3,750
SIA Engineering (SGD) *                                    291,000           394
United Technologies                                         48,400         3,286
                                                                          22,883
Airlines  0.1%
Delta                                                       46,000           920
Singapore Airlines (SGD)                                    91,000           665
                                                                           1,585

Building Products  0.2%
Masco                                                       99,800   $     2,706
                                                                           2,706
Commercial Services & Supplies  1.1%
Automatic Data Processing                                   70,000         3,048
Brambles Industries (GBP)                                  257,133         1,287
Certegy *                                                    8,900           330
DST Systems *                                               50,000         2,286
Dun & Bradstreet *                                           7,050           233
First Data                                                  80,000         2,976
Manpower ss                                                 12,200           448
Paychex                                                     94,540         2,958
Sabre Holdings, Class A *                                   28,906         1,035
Waste Management                                           128,395         3,345
                                                                          17,946
Construction & Engineering  0.0%
JGC (JPY)                                                   73,000           518
                                                                             518
Electrical Equipment  0.4%
Draka (EUR)                                                 21,872           517
Emerson Electric                                            56,200         3,007
Hitachi Cable (JPY)                                        230,000         1,015
Hubbell, Class B                                            80,252         2,741
                                                                           7,280
Industrial Conglomerates  2.3%
3M                                                          43,600         5,363
GE                                                         766,500        22,267
Hutchison Whampoa (HKD)                                    253,000         1,889
Siemens (EUR)                                               60,121         3,602
Teleflex                                                    10,000           571
Textron                                                     62,000         2,908
Tyco International                                         125,964         1,702
                                                                          38,302
Machinery  1.4%
Caterpillar                                                 50,000         2,447

Danaher                                                     65,600         4,353
Deere                                                      118,000   $     5,652
Fanuc (JPY)                                                 19,100           959
IMI (GBP)                                                  169,625           840
ITT Industries                                             100,000         7,060
Singulus Technology (EUR) *                                 25,921           741
                                                                          22,052
Marine  0.1%
Bergesen, Series A (NOK)                                    45,507           968
                                                                             968
Road & Rail  0.6%
Burlington Northern Santa Fe                                75,300         2,259
Cowie (GBP)                                                134,400           673
Landstar Systems *                                          40,000         4,274
Norfolk Southern                                            63,200         1,477
Union Pacific                                               14,000           886
                                                                           9,569
Trading Companies & Distributors  0.3%
Genuine Parts                                               81,975         2,858
Mitsubishi (JPY)                                           170,000         1,230
Sumitomo (JPY)                                             170,000         1,030
                                                                           5,118
Total Industrials & Business Services                                    128,927

INFORMATION TECHNOLOGY  6.3%
Communications Equipment  0.7%
Cisco Systems *                                            250,000         3,487
GN Great Nordic (DKK) *                                    109,855           402
LM Ericsson ADR, Class B *                                 151,300           218
Lucent Technologies *ss                                    137,239           228
Motorola                                                   250,000         3,605
Nokia (EUR)                                                 15,341           224
Nokia ADR                                                  103,500         1,499
QUALCOMM *                                                  44,000         1,210
                                                                          10,873
Computers & Peripherals  1.1%
Dell Computer *                                              9,600           251
EMC *                                                      137,200         1,036

Hewlett-Packard                                            495,380   $     7,569
IBM                                                        106,800         7,689
Sun Microsystems *                                         268,400         1,345
                                                                          17,890
Electronic Equipment & Instruments  0.3%
Agilent Technologies *                                      48,933         1,157
Jabil Circuit *ss                                           35,800           756
Kyocera (JPY)                                               13,000           949
Molex  ss                                                   19,071           640
Nippon Electric Glass (JPY)                                 80,000           783
Sanmina-SCI *                                               85,468           539
                                                                           4,824
Internet Software & Services  0.1%
VeriSign *ss                                               130,000           935
                                                                             935
IT Consulting & Services  0.1%
Electronic Data Systems                                     44,223         1,643
                                                                           1,643
Office Electronics  0.2%
Canon (JPY)                                                 65,000         2,457
Ricoh (JPY)                                                100,000         1,731
                                                                           4,188
Semiconductor Equipment & Products  1.9%
Agere Systems
   Class A *ss                                               1,479             2
   Class B *                                                36,308            54
Altera *                                                   152,000         2,067
Analog Devices  *                                          133,600         3,968
Applied Materials *                                        160,000         3,043
Intel                                                      456,000         8,331
Jenoptik (EUR)                                              49,137           934
KLA-Tencor *ss                                              60,000         2,639
Linear Technology                                          103,200         3,244
Maxim Integrated Products *                                100,000         3,833
Texas Instruments                                          100,000         2,370
Xilinx *                                                    50,400         1,131
                                                                          31,616

Software  1.9%
BMC Software *                                              80,000   $     1,328
Computer Associates                                        112,587         1,789
Electronic Arts  *ss                                        15,000           991
Enix Corporation (JPY)                                      56,100         1,079
Intuit *                                                   150,000         7,458
Microsoft *                                                200,000        10,940
Oracle *                                                   652,000         6,174
Parametric Technology *                                    262,000           898
SAP (EUR)                                                   13,715         1,342
                                                                          31,999
Total Information Technology                                             103,968

MATERIALS  3.2%
Chemicals  1.2%
BASF (EUR)                                                  38,333         1,782
Degussa (EUR)                                               42,799         1,507
Dow Chemical                                               150,000         5,157
DuPont                                                      56,315         2,500
FMC *                                                       42,000         1,267
Great Lakes Chemical                                        25,000           662
Hercules  *                                                  1,800            21
Rohm & Haas                                                 53,417         2,163
Scotts, Class A *                                           10,000           454
Shin-Etsu Chemical (JPY)                                    54,700         2,350
Valspar ss                                                  36,200         1,634
                                                                          19,497
Construction Materials  0.2%
Boral (AUD)                                                499,150         1,054
Cemex Participating Certificates
     (Represents 2 Series A
      and 1 Series B shares) (MXN)                         178,700           944
RMC (GBP)                                                  158,417         1,586
                                                                           3,584
Metals & Mining  1.5%
Alcoa                                                      150,560         4,991
Anglo American Platinum (ZAR)                               58,000         2,265
Companhia Vale do Rio Doce ADR                              26,900           698

Inco *                                                     200,000   $     4,528
Newmont Mining ss                                           60,000         1,580
Nucor                                                       52,000         3,382
Pechiney (EUR)                                              18,670           851
Phelps Dodge                                               107,000         4,409
Rio Tinto (AUD)                                             69,722         1,316
                                                                          24,020
Paper & Forest Products  0.3%
Georgia-Pacific                                             61,135         1,503
International Paper                                         46,000         2,004
MeadWestvaco                                                30,000         1,007
Weyerhaeuser                                                12,700           811
                                                                           5,325
Total Materials                                                           52,426

TELECOMMUNICATION SERVICES  2.9%
Diversified Telecommunication Services  2.4%
Alltel                                                      80,000         3,760
AT&T                                                       480,000         5,136
BellSouth                                                  109,000         3,433
BT Group (GBP) *                                           185,936           714
Carso Global Telecom (MXN) *                               360,200           390
Netcom Systems, Series B (SEK) *                            27,068           497
Olivetti (EUR) *                                           408,431           435
SBC Communications                                         293,740         8,959
Sprint                                                     101,800         1,080
TDC A/S (DKK)                                               36,501         1,008
Telecom Italia (Ordinary shares) (EUR)                     153,885         1,203
Telmex ADR, Series L                                        29,300           940
Telstra (AUD)                                              324,229           851
Verizon Communications                                     257,436        10,336
                                                                          38,742
Wireless Telecommunication Services  0.5%
America Movil  ADR, Series L ss                             45,800           614
AT&T Wireless Group *                                      352,489         2,062

KDDI (JPY)                                                     178   $       550
NTT DoCoMo (JPY)                                               390           960
Sprint PCS  *ss                                            100,900           451
Telecom Italia Mobile (EUR)                                253,342         1,036
Vodafone (GBP)                                             294,558           404
Vodafone ADR ss                                            164,200         2,241
                                                                           8,318
Total Telecommunication Services                                          47,060

UTILITIES  1.8%
Electric Utilities  1.4%
Chubu Electric (JPY)                                        78,500         1,379
E.On (EUR)                                                  42,864         2,482
Electrobras ADR                                             68,000           314
Endesa ADR ss                                               48,800           699
Entergy                                                     73,000         3,098
Exelon                                                     126,025         6,591
FirstEnergy                                                124,754         4,164
FPL Group                                                   25,600         1,536
Hong Kong Electric (HKD)                                   208,071           778
Iberdrola (EUR)                                            121,921         1,773
                                                                          22,814
Gas Utilities  0.1%
Centrica (GBP)                                             341,331         1,056
El Paso Corporation                                         47,766           985
                                                                           2,041
Multi-Utilities & Unregulated Power  0.3%
Duke Energy                                                140,230         4,361
                                                                           4,361
Water Utilities  0.0%
Severn Trent (GBP)                                          71,640           789
                                                                             789
Total Utilities                                                           30,005
Total Common Stocks and Warrants (Cost  $711,414)                        969,958

PREFERRED STOCKS  0.2%
Anvil, Series B, PIK ss                                     14,713   $       250
CSC Holdings, Series M, PIK                                 19,176         1,189
Granite Broadcasting, PIK *ss                                   50            33
Sinclair Capital, PIK                                        2,200           224
TNP Enterprises, PIK                                           689           675
Total Preferred Stocks (Cost  $3,286)                                      2,371

CONVERTIBLE PREFERRED STOCKS  0.3%
Ford Motor Company Capital Trust II                          6,325           356
Reckson Associates Realty, Series A                        200,000         4,790
Total Convertible Preferred Stocks (Cost  $5,322)                          5,146

CORPORATE BONDS  21.0%
Abbey National First Capital
     Sr. Sub. Notes, 8.20%, 10/15/04                     1,205,000         1,318
Acetex, Sr. Notes, 10.875%, 8/1/09                         300,000           314
Acme Television, Sr. Notes, STEP, 10.875%, 9/30/04         300,000           303
Actuant Corporation, Sr. Sub. Notes, 13.00%, 5/1/09        653,000           754
Advance Holding, Sr. Notes, STEP, 0%, 4/15/09              375,000           366
Advance Stores
   Sr. Sub. Notes, 10.25%, 4/15/08                         250,000           263
   Series B, Sr. Sub. Notes, 10.25%, 4/15/08               325,000           341
Advanced Med Optics, Sr. Sub. Notes, 144A
   9.25%, 7/15/10                                           50,000            50
AEP Industries
     Sr. Sub. Notes, 144A, 9.875%, 11/15/07                300,000           299
AGCO, Sr. Notes, 9.50%, 5/1/08 ++                          275,000           292
AIG SunAmerica Global Financing, Sr. Notes, 144A
   7.60%, 6/15/05 ++                                     2,600,000         2,853
Ainsworth Lumber, Sr. Notes
   12.50%, 7/15/07                                         175,000           187
   13.875%, 7/15/07 ss                                     625,000           694
Alaska Communications Systems, Sr. Sub. Notes
   9.375%, 5/15/09                                         950,000           860
Alaska Steel, Sr. Notes
   144A, 7.75%, 6/15/12                                    725,000           721
   9.125%, 12/15/06                                        775,000           812

Alliance Imaging, Sr. Sub. Notes, 10.375%, 4/15/11         600,000   $       645
AMERCO, Sr. Notes, 7.85%, 5/15/03                        1,000,000           950
American Achievement, Sr. Notes, 11.625%, 1/1/07           275,000           283
American Builders & Contractors Supply, Series B
   Sr. Sub. Notes, 10.625%, 5/15/07                        500,000           517
American Electric Power, Sr. Notes, 6.125%, 5/15/06      1,335,000         1,357
Amerigas Partners, Sr. Notes
   8.875%, 5/20/11                                         200,000           208
   10.00%, 4/15/06                                       1,000,000         1,060
Ameristar Casinos, Sr. Notes, 10.75%, 2/15/09            1,375,000         1,471
AMF Bowling Worldwide, Sr. Sub. Notes
   13.00%, 2/28/08 ss                                      275,000           297
Anheuser-Busch, Sr. Notes, 5.75%, 4/1/10 ss              5,000,000         5,083
Anteon, Sr. Sub. Notes, 12.00%, 5/15/09                    187,000           208
Anvil Knitwear, Sr. Notes, 10.875%, 3/15/07                650,000           643
AOL Time Warner, Sr. Notes, 7.625%, 4/15/31              1,625,000         1,435
Applied Extrusion Technologies
     Sr. Notes, 10.75%, 7/1/11                             325,000           293
Argosy Gaming, Sr. Sub. Notes, 10.75%, 6/1/09            1,200,000         1,293
Armkel Finance, Sr. Sub. Notes, 9.50%, 8/15/09             500,000           515
Arvin Industries, Sr. Notes, 7.125%, 3/15/09               150,000           148
Arvinmeritor, Sr. Notes, 8.75%, 3/1/12                     175,000           186
ASAT Finance, Sr. Notes, 12.50%, 11/1/06                   308,750           241
Associated Materials
     Sr. Sub. Notes, 144A, 9.75%, 4/15/12                  625,000           644
AT&T, Sr. Notes, 144A, 8.00%, 11/15/31                   2,700,000         2,079
Atlantic Richfield, Sr. Notes, 8.50%, 4/1/12             4,000,000         4,801
Atlas Air, 7.63%, 1/2/15                                 3,026,821         2,660
Avaya, Sr. Notes, 11.125%, 4/1/09 ss                       200,000           184
Avecia Group, Sr. Notes, 11.00%, 7/1/09 ss                 575,000           575
Avis Group, Sr. Sub. Notes, 11.00%, 5/1/09                 375,000           394
Bally Total Fitness
     Sr. Sub. Notes, 9.875%, 10/15/07                      600,000           609
Banesto Delaware, Sr. Sub. Notes, 8.25%, 7/28/02         2,000,000         2,007
BankAmerica, Sr. Sub. Notes, 6.625%, 8/1/07              3,000,000         3,213
BankUnited Capital Trust, Jr.
     Sub. Notes, 10.25%, 12/31/26                          550,000           528
BB&T, Sr. Sub Notes, 6.375%, 6/30/05                     3,000,000         3,147
BCH Cayman Islands, Sr. Sub. Notes, 7.50%, 6/15/05       1,000,000         1,069
Better Minerals & Aggregates
     Sr. Sub. Notes, 13.00%, 9/15/09 ss                    300,000           270
BHP Finance, Gtd. Notes, 6.69%, 3/1/06                   2,000,000         2,100

Bio-Rad Labs, Sr. Sub. Notes, 11.625%, 2/15/07             600,000   $       669
Boeing, Sr. Notes, 8.75%, 8/15/21                        2,000,000         2,445
Bristol-Myers Squibb, Sr. Notes, 5.75%, 10/1/11          2,000,000         1,990
Burlington Northern Santa Fe
   Sr. Notes, 7.00%, 12/15/25                            2,000,000         2,000
Series 1996-A, PTC, 7.33%, 6/23/10                         656,938           715
Burns Philip Capital Property, Sr. Sub. Notes, 144A
   9.75%, 7/15/12                                          900,000           891
Canwest Media, Sr. Sub. Notes, 10.625%, 5/15/11            375,000           381
Capital One Bank, Sr. Notes, 8.25%, 6/15/05              2,500,000         2,570
Century Telephone Enterprises
     Sr. Notes, 8.25%, 5/1/24                              500,000           487
Charter Communications
   Sr. Notes
   10.00%, 5/15/11                                         475,000           318
   10.75%, 10/1/09                                         375,000           259
   11.125%, 1/15/11                                        500,000           350
Chevron Phillips Chemical, 144A, 5.375%, 6/15/07         1,125,000         1,122
Chumash Casino & Resort, Sr. Notes, 144A
   9.00%, 7/15/10                                          375,000           379
Cinemark USA, Series B
     Sr. Sub. Notes, 8.50%, 8/1/08                         300,000           288
CIT Group, Sr. Notes, 7.75%, 4/2/12                      1,960,000         1,960
Citigroup, Sr. Sub. Notes, 7.25%, 10/1/10                2,600,000         2,863
CMS Energy, Sr. Notes, 9.875%, 10/15/07                     75,000            58
Coast Hotels & Casinos
     Sr. Sub. Notes, 9.50%, 4/1/09                         175,000           184
Coaxial, Sr. Notes, STEP, 1.00%, 8/15/08                   375,000           278
Coca Cola Bottling, Sr. Notes, 7.20%, 7/1/09             5,000,000         5,271
Coinmach, Sr. Notes, 144A, 9.00%, 2/1/10                   625,000           625
Collins & Aikman, Sr. Notes, 144A
   9.75%, 2/15/10                                          475,000           484
   10.75%, 12/31/11                                         25,000            25
Comcast Cable, Sr. Notes
   8.125%, 5/1/04                                        1,500,000         1,534
   8.375%, 5/1/07                                        4,500,000         4,561
Compagnie Generale De Geophysique, Sr. Notes, 144A
   10.625%, 11/15/07                                       110,000           114
Compass Minerals Group, Sr. Sub. Notes
   10.00%, 8/15/11                                         625,000           656

Conmed, Sr. Sub. Notes, 9.00%, 3/15/08                     600,000   $       619
Consumers Energy Group, 1st. Mtg., 6.00%, 3/15/05          690,000           663
Continental Airlines
     PTC, Series 1997, 7.206%, 6/30/04                     310,208           290
Corporacion Andina De Fomento, 6.75%, 3/15/05            2,500,000         2,610
Cott Beverages, Sr. Sub. Notes, 8.00%, 12/15/11          1,075,000         1,091
Countrywide Funding, MTN, 6.875%, 9/15/05                  860,000           915
Courtyard by Marriott, Sr. Notes, 10.75%, 2/1/08         1,000,000         1,020
Credit Suisse First Boston USA
     Sr. Notes, 6.50%, 1/15/12                           1,175,000         1,189
CSK Auto, Sr. Notes, 144A, 12.00%, 6/15/06                 475,000           508
CSX, Sr. Notes, 7.45%, 5/1/07                            1,000,000         1,099
Cumulus Media, Sr. Sub. Notes, 10.375%, 7/1/08             375,000           401
Dan River, Sr. Sub. Notes, 10.125%, 12/15/03               375,000           323
Dana, Sr. Notes
   9.00%, 8/15/11                                          100,000            98
   144A, 10.125%, 3/15/10                                  300,000           308
Delco Remy International
     Sr. Notes, 8.625%, 12/15/07                           150,000           141
Delhaize America, Sr. Notes, 8.125%, 4/15/11               210,000           220
Delta Airlines, Series 93 C1, 8.95%, 1/12/12             1,340,915         1,253
Detroit Edison, 6.125%, 10/1/10                          2,700,000         2,712
Dillards, Sr. Notes, 6.43%, 8/1/04                       2,000,000         1,946
Dime Capital Trust I, Jr. Sub. Notes, 9.33%, 5/6/27        500,000           540
Dimon, Sr. Notes, 9.625%, 10/15/11                         600,000           631
Dobson Communications, Sr. Notes, 10.875%, 7/1/10          150,000            90
Duke Energy
1st Ref. Mtg.
   6.75%, 8/1/25                                         1,000,000           960
   7.50%, 8/1/25                                         1,000,000         1,045
Dyersburg, Series B, Sr. Sub. Notes, 9.75%, 9/1/07         500,000             1
Dyncorp, Sr. Sub. Notes, 9.50%, 3/1/07                     575,000           595
Dynegy Holdings, Sr. Notes, 8.75%, 2/15/12 ss            1,500,000         1,155
Earle M. Jorgensen, Sr. Notes, 144A, 9.75%, 6/1/12         225,000           223
Eastman Kodak, MTN, 6.375%, 6/15/06 ss                     600,000           615
Echostar DBS, Sr. Notes
   144A, 9.125%, 1/15/09                                   725,000           674
   9.375%, 2/1/09                                          775,000           721

El Paso Energy Partners
     Sr. Sub. Notes, 8.50%, 6/1/11                         775,000   $       767
Encore Acquisition
     Sr. Sub. Notes, 144A, 8.375%, 6/15/12                 250,000           250
Enron Oil & Gas, Sr. Notes, 6.50%, 12/1/07               4,000,000         4,206
Equitable Resources, Sr. Notes, 7.75%, 7/15/26           2,000,000         2,000
Erac USA Finance, Sr. Notes, 144A, 8.00%, 1/15/11        2,500,000         2,705
Exelon Generation, Sr. Notes, 6.95%, 6/15/11               375,000           395
Fairchild Semiconductor
     Sr. Sub. Notes, 10.50%, 2/1/09                      1,000,000         1,067
Fairfax Financial, 7.75%, 12/15/03                         800,000           776
Federal Express, MTN, 9.95%, 8/15/06                       500,000           580
First Union, Sr. Notes, 7.55%, 8/18/05                   3,000,000         3,290
Fisher Scientific
     Sr. Sub. Notes, 144A, 8.125%, 5/1/12                  325,000           324
Fleet Financial, Sr. Sub. Notes, 8.625%, 1/15/07           800,000           912
Flextronics, Sr. Sub. Notes, 9.875%, 7/1/10 ss             425,000           446
Foamex L.P., Sr. Notes, 144A, 10.75%, 4/1/09               250,000           255
Food Lion, Sr. Notes, 8.05%, 4/15/27                     1,900,000         1,804
Foodmaker, Sr. Notes, 9.75%, 11/1/03                     1,000,000         1,015
Ford Capital, 9.50%, 6/1/10 ss                           4,000,000         4,567
Ford Motor, Sr. Notes, 7.50%, 8/1/26                     2,500,000         2,349
Ford Motor Credit, Sr. Notes, 6.50%, 1/25/07             2,000,000         2,005
Four M, Sr. Notes, 12.00%, 6/1/06                          875,000           906
France Telecom, Sr. Notes, 8.25%, 3/1/11                 1,110,000         1,011
Freeport McMoRan Resources
     Sr. Notes, 7.00%, 2/15/08                             900,000           495
Fresenius, Sr. Notes, 7.875%, 2/1/08                     1,100,000           990
Gap, Sr. Notes, STEP
   8.15%, 12/15/05 ss                                      275,000           277
   10.55%, 12/15/08 ss                                     350,000           357
General Electric Capital, MTN, 7.25%, 5/3/04             2,000,000         2,134
General Mills, Sr. Notes, 6.00%, 2/15/12                 1,750,000         1,738
Geophysique, Sr. Notes, 10.625%, 11/15/07 ss               500,000           517
Global Imaging Systems
     Sr. Sub. Notes, 10.75%, 2/15/07                       625,000           628
Golden State, Sr. Notes, 7.125%, 8/1/05                  1,000,000         1,062
Goldman Sachs Group, Sr. Notes, 6.60%, 1/15/12           2,500,000         2,544
Granite Broadcasting
     Sr. Sub. Notes, 10.375%, 5/15/05                      325,000           315
Gray Communications Systems, Sr. Sub. Notes, 144A
   9.25%, 12/15/11                                         300,000           314
GTE Florida, Sr. Notes, 7.41%, 12/15/23                  1,000,000           988

Hanover Equipment Trust, Sr. Notes, 144A
   8.50%, 9/1/08                                           250,000   $       235
   8.75%, 9/1/11                                           750,000           705
Hasbro, Sr. Notes
   6.60%, 7/15/28                                          150,000           111
   8.50%, 3/15/06 ss                                       600,000           612
HCA Healthcare, Sr. Notes, 8.75%, 9/1/10                 1,000,000         1,119
HCC Industries, Sr. Sub. Notes, 10.75%, 5/15/07            675,000           364
Herbst Gaming, Sr. Notes, 10.75%, 9/1/08                   225,000           236
Hercules, Sr. Notes, 11.125%, 11/15/07                   1,150,000         1,288
HMH Properties, Sr. Notes, 7.875%, 8/1/08                  225,000           215
Hockey Company, Sr. Notes, 144A, 11.25%, 4/15/09           250,000           245
Hollywood Casino, 1st. Mtg., 11.25%, 5/1/07                650,000           700
Hollywood Park, Sr. Sub. Notes, 9.25%, 2/15/07             800,000           736
Host Marriott L.P., Sr. Notes, 144A, 9.50%, 1/15/07        450,000           452
Houston Lighting & Power, 7.50%, 7/1/23 ss               3,000,000         2,604
Huntsman ICI Chemicals
   Sr. Notes, 144A, 9.875%, 3/1/09                         625,000           625
   Sr. Sub. Notes, 10.125%, 7/1/09                         700,000           616
IBM, Sr. Notes, 6.45%, 8/1/07                            1,000,000         1,059
IESI Corporation
     Sr. Sub. Notes, 144A, 10.25%, 6/15/12                 150,000           150
Insight Communications, Sr. Disc. Notes
   STEP, 0%, 2/15/11                                       500,000           220
Insight Health Services
     Sr. Sub. Notes, 9.875%, 11/1/11                       900,000           904
Insight Midwest, Sr. Notes, 10.50%, 11/1/10                850,000           795
Interface
   Sr. Notes, 10.375%, 2/1/10                              250,000           264
   Sr. Sub. Notes, 7.30%, 4/1/08                           500,000           455
International Bank For Reconstruction & Development
   7.625%, 1/19/23                                       1,800,000         2,107
International Wire Group, Sr. Notes, 11.75%, 6/1/05        975,000           877
Intertek Finance, Sr. Notes, 10.25%, 11/1/06               300,000           315
IPC Acquisition
     Sr. Sub. Notes, 144A, 11.50%, 12/15/09                600,000           576
Iron Mountain, Sr. Sub. Notes, 8.625%, 4/1/13              250,000           253
Isle of Capri Casinos
     Sr. Sub. Notes, 8.75%, 4/15/09                        750,000           754
Jefferson Pilot Capital Trust A, Jr.
   Sub. Notes, 144A
   8.14%, 1/15/46                                        1,500,000         1,493

JLG Industries
     Sr. Sub. Notes, 144A, 8.375%, 6/15/12                 350,000   $      348
John Q. Hammons Hotels, 1st. Mtg., 144A
   8.875%, 5/15/12                                         600,000          591
JohnsonDiversey, Sr. Sub. Notes, 144A
   9.625%, 5/15/12                                         925,000          962
Jostens, Sr. Sub. Notes, 12.75%, 5/1/10                    705,000          761
Kimberly-Clark, Sr. Notes, 6.375%, 1/1/28                5,000,000        5,021
Kinetic Concepts, Sr. Sub. Notes, 9.625%, 11/1/07          450,000          448
Koppers, Sr. Sub. Notes, 9.875%, 12/1/07                 1,225,000        1,231
Kraft Foods, Sr. Notes, 5.625%, 11/1/11                  3,000,000        2,962
Kroger, Sr. Notes, 8.05%, 2/1/10                         2,500,000        2,766
Kronos International, 144A, 8.875%, 6/30/09 (EUR)          225,000          222
La Quinta Inns, Sr. Notes, 7.40%, 9/15/05                  550,000          544
Lamar Media, Sr. Sub. Notes, 8.625%, 9/15/07               600,000          609
Lear, Sr. Notes, 8.11%, 5/15/09                            525,000          538
Lehman Brothers, 6.625%, 1/18/12                         1,325,000        1,349
Lennar, Series B, Sr. Notes, 9.95%, 5/1/10               1,200,000        1,344
Liberty National Bank & Trust, Sr. Sub. Notes
   6.75%, 6/1/03                                           500,000          517
LIN Holdings, Sr. Notes, STEP, 0%, 3/1/08                  725,000          681
LNR Property, Sr. Sub. Notes, 10.50%, 1/15/09              300,000          308
Longview Fibre
     Sr. Sub. Notes, 144A, 10.00%, 1/15/09               1,250,000        1,300
Luigino's, Sr. Sub. Notes, 10.00%, 2/1/06                  500,000          507
Luscar Coal, Sr. Notes, 9.75%, 10/15/11                    275,000          303
Lyondell Chemical, Sr. Notes
   9.50%, 12/15/08                                         275,000          256
   9.875%, 5/1/07                                          375,000          358
MacDermid, Sr. Sub. Notes, 9.125%, 7/15/11                 600,000          630
Magnum Hunter Resources, Sr. Notes, 144A
   9.60%, 3/15/12                                          400,000          410
Mail Well, Sr. Notes, 144A, 9.625%, 3/15/12                400,000          404
Manufacturers & Traders Trust, 8.00%, 10/1/10            1,625,000        1,822
Masco, Sr. Notes, 5.875%, 7/15/12                        1,390,000        1,371
Mastec, Sr. Sub. Notes, 7.75%, 2/1/08                      150,000          138
MBNA America Bank, Sr. Notes, 6.50%, 6/20/06             1,500,000        1,557

Mediacom / Mediacom Capital, Sr. Notes
   7.875%, 2/15/11                                         100,000   $       80
   9.50%, 1/15/13                                           25,000           21
Mediacom Broadband, Sr. Notes, 11.00%, 7/15/13             600,000          552
Meritor Automotive, Sr. Notes, 6.80%, 2/15/09              450,000          437
Metaldyne Corporation, Sr. Sub. Notes, 144A
   11.00%, 6/15/12                                         175,000          171
Mikohn Gaming, Sr. Notes, 11.875%, 8/15/08                 250,000          230
Mirant Americas Generation, Sr. Notes, 8.30%, 5/1/11       790,000          679
Morgan Stanley Group, Sr. Notes, 6.875%, 3/1/07          4,000,000        4,282
Motors & Gears, Sr. Notes, 10.75%, 11/15/06                625,000          587
MSX International, Sr. Sub. Notes, 11.375%, 1/15/08        375,000          263
New Jersey Bell Telephone
     Sr. Notes, 6.80%, 12/15/24                          2,500,000        2,306
News America Holdings, Sr. Notes, 9.25%, 2/1/13          3,090,000        3,458
Nextel Communications, Sr. Notes
   STEP, 0%, 9/15/07                                       475,000          259
Nextel Partners, Sr. Notes, 12.50%, 11/15/09 ss            300,000          126
NGC, Sr. Notes, 6.75%, 12/15/05                          1,000,000          800
Niagara Mohawk Power, Sr. Notes, 7.625%, 10/1/05         1,512,195        1,621
NMHG Holding, Sr. Notes, 144A, 10.00%, 5/15/09             300,000          303
Noram Energy, Sr. Notes, 6.50%, 2/1/08                     521,000          472
Norfolk Southern, Sr. Notes, 7.80%, 5/15/27              4,000,000        4,363
Nortek, Series B, Sr. Sub. Notes, 9.875%, 6/15/11          500,000          502
Northrop Grumman, Sr. Notes, 7.875%, 3/1/26              2,000,000        2,140
Northwest Airlines, Sr. Sub. Notes, 9.875%, 3/15/07        250,000          223
NYNEX, Sr. Notes, 9.55%, 5/1/10                            722,640          844
OM Group, Sr. Sub. Notes, 9.25%, 12/15/11                  200,000          207
Ontario Province of Canada, Sr. Notes, 6.00%, 2/21/06    2,650,000        2,820
Oracle, Sr. Notes, 6.91%, 2/15/07                        3,000,000        3,144
Orange, Sr. Notes, 9.00%, 6/1/09                         1,100,000        1,080
Owens Brockway Glass, Sr. Notes, 144A
   8.875%, 2/15/09                                         800,000          800
P&L Coal
   Sr. Notes, 8.875%, 5/15/08                              221,000          233
   Sr. Sub. Notes, 9.625%, 5/15/08                         300,000          317
Pacific Bell, 7.375%, 7/15/43                            4,000,000        4,054
Packaged Ice, Series B
     Sr. Sub. Notes, 9.75%, 2/1/05 ss                      750,000          626

Packaging Corp. of America, Sr. Sub. Notes
   9.625%, 4/1/09                                        1,000,000   $    1,082
Paperboard, Sr. Notes, 8.375%, 9/15/07                     600,000          585
Paxson Communications, Sr. Sub. Notes
   10.75%, 7/15/08                                       1,200,000        1,152
PDVSA Finance, Sr. Notes, 7.40%, 8/15/16                 2,000,000        1,627
Penn National Gaming
     Sr. Sub. Notes, 11.125%, 3/1/08                       750,000          806
Petro Stopping, Sr. Notes, 10.50%, 2/1/07                1,000,000          950
Petrobras International, Sr. Notes, 9.875%, 5/9/08       1,340,000        1,059
Petroleum Helicopters
     Sr. Notes, 144A, 9.375%, 5/1/09                       375,000          386
Phelps Dodge, Sr. Notes, 8.75%, 6/1/11                   1,635,000        1,676
Phillips Petroleum, Sr. Notes, 7.00%, 3/30/29            4,000,000        4,077
Plains Resources, Sr. Sub. Notes, 10.25%, 3/15/06          500,000          516
Plastipak Holdings, Sr. Notes, 10.75%, 9/1/11              700,000          752
Playtex Products, Sr. Sub. Notes, 9.375%, 6/1/11         1,375,000        1,464
Potlatch, Sr. Sub. Notes, 10.00%, 7/15/11                  375,000          409
Premier Parks, Sr. Notes, 9.75%, 6/15/07                   500,000          515
Primedia, Sr. Notes, 8.50%, 2/1/06                         650,000          513
Province of Manitoba, Sr. Notes, 7.50%, 2/22/10          5,600,000        6,448
Quantas Airways, Sr. Notes, 7.50%, 6/30/03               1,000,000        1,018
Quebecor Media, Sr. Notes, 11.125%, 7/15/11                925,000          916
Qwest Communications, Sr. Notes, 7.50%, 11/1/08          1,715,000          969
Radio One, Sr. Sub. Notes, 8.875%, 7/1/11                  500,000          500
Riviera Holdings, Sr. Notes, 144A, 11.00%, 6/15/10         250,000          248
Rogers Wireless, 9.625%, 5/1/11                            400,000          264
Ryland Group
   Sr. Sub. Notes, 9.125%, 6/15/11                         500,000          530
   Sr. Notes, 9.75%, 9/1/10                                100,000          109
Salem Communications, Sr. Sub. Notes, 9.00%, 7/1/11        500,000          517
Santander Financial, Sr. Sub. Notes, 6.375%, 2/15/11     3,000,000        2,994
SBC Communications, Sr. Notes, 6.25%, 3/15/11            1,100,000        1,128
Schuff Steel, Sr. Notes, 10.50%, 6/1/08 ss                 450,000          421
Seagate Tech, Sr. Notes, 144A, 8.00%, 5/15/09              325,000          325
Sealy Mattress, Series B
     Sr. Notes, STEP, 0%, 12/15/07                         350,000          343
Security Benefit Life, 144A, 8.75%, 5/15/16              3,000,000        3,016
Sempra Energy, Sr. Notes, 6.80%, 7/1/04                  2,500,000        2,609

ServiceMaster, Sr. Notes
   7.10%, 3/1/18                                           600,000   $      582
   7.45%, 8/15/27                                          400,000          378
Siebe, Sr. Notes, 144A
   6.50%, 1/15/10                                        2,000,000        1,652
   7.125%, 1/15/07                                       1,500,000        1,379
Silgan, Sr. Sub. Notes, 144A, 9.00%, 6/1/09                925,000          953
Simmons, Sr. Sub. Notes, 10.25%, 3/15/09                   400,000          416
Sinclair Broadcast, Sr. Sub. Notes, 8.75%, 12/15/07        600,000          600
SITEL, Sr. Sub. Notes, 9.25%, 3/15/06                      425,000          395
Six Flags, Sr. Notes
   8.875%, 2/1/10                                          425,000          425
   9.50%, 2/1/09                                           825,000          837
Smithfield Foods, Sr. Notes, 8.00%, 10/15/09               750,000          756
Solectron, Sr. Notes, 9.625%, 2/15/09 ss                   550,000          500
Spanish Broadcasting Systems, Sr. Sub. Notes
   9.625%, 11/1/09                                         325,000          336
Speedway Motorsports, Sr. Sub. Notes, 8.50%, 8/15/07     1,000,000        1,030
St. Paul Companies, Sr. Notes, 5.75%, 3/15/07            1,525,000        1,532
Starwood Hotels & Resorts, Sr. Notes, 7.375%, 5/1/07       400,000          398
State Street, Sr. Sub. Notes, 7.65%, 6/15/10 ss          2,225,000        2,479
Station Casinos, Sr. Sub. Notes, 9.875%, 7/1/10            500,000          530
Steel Dynamics, Sr. Notes, 144A, 9.50%, 3/15/09            740,000          784
Stone Container, Sr. Notes
   144A, 8.375%, 7/1/12                                    350,000          352
   9.75%, 2/1/11                                           500,000          533
Stoneridge, Sr. Notes, 144A, 11.50%, 5/1/12                125,000          127
Sun Media, Sr. Sub. Notes
   9.50%, 2/15 - 5/15/07 ss                              1,200,000        1,248
Swift Energy, Sr. Sub. Notes
   9.375%, 5/1/12                                          200,000          190
   10.25%, 8/1/09                                          400,000          388
Sybron Dental Specialties, Sr. Sub. Notes, 144A
   8.125%, 6/15/12                                         175,000          175
Synagro Technologies, Sr. Notes, 144A, 9.50%, 4/1/09       625,000          641
Telefonica Europe, Sr. Notes, 7.35%, 9/15/05             1,660,000        1,746

Tenneco Packaging, Sr. Notes, 7.20%, 12/15/05            1,000,000   $    1,070
Terex, Sr. Sub. Notes, 10.375%, 4/1/11                     325,000          349
Time Warner Telecom, Sr. Notes
   7.48%, 1/15/08                                        1,400,000        1,396
   9.15%, 2/1/23                                         5,000,000        4,980
TNP Enterprises, Sr. Sub. Notes, 10.25%, 4/1/10            125,000          130
Transwestern Holdings, Sr. Notes, STEP, 0%, 11/15/08       450,000          459
Transwestern Publishing, Sr. Sub. Notes
   9.625%, 11/15/07                                         75,000           78
TravelCenters of America, Sr. Sub. Notes
   12.75%, 5/1/09                                        1,000,000        1,070
Travelers Property Casualty
     Sr. Notes, 6.75%, 11/15/06                          1,500,000        1,588
Triad Hospitals, Sr. Sub. Notes, 11.00%, 5/15/09           800,000          888
Trimas, Sr. Sub. Notes, 144A, 9.875%, 6/15/12              950,000          959
Triton PCS, Sr. Sub. Notes, STEP, 0%, 5/1/08             1,250,000          762
TRW, MTN, 7.37%, 4/18/07                                 2,000,000        2,131
Tyco International, Sr. Notes
   6.25%, 6/15/03                                        2,750,000        2,420
   6.375%, 10/15/11                                        275,000          212
UCAR Finance, Sr. Notes, 144A, 10.25%, 2/15/12             550,000          561
Union Bank Switzerland
     Sr. Sub. Notes, 7.25%, 7/15/06                      1,000,000        1,102
Universal Compression, Sr. Disc. Notes
   STEP, 0%, 2/15/08                                     1,250,000        1,212
UtiliCorp United, Sr. Notes, 6.875%, 10/1/04             3,000,000        2,766
Venetian Casino, 2nd Mtg., 144A, 11.00%, 6/15/10         1,275,000        1,285
Verizon Wireless, Sr. Notes, 144A, 5.375%, 12/15/06      4,360,000        4,068
Viacom, Sr. Notes, 6.625%, 5/15/11 ss                    2,500,000        2,556
Vicar Operating, Sr. Sub. Notes, 9.875%, 12/1/09           450,000          475
WCI Communities, Sr. Sub. Notes, 10.625%, 2/15/11          500,000          525
WestAmerica Bank, Sr. Sub. Notes, 6.99%, 9/30/03         1,500,000        1,547
Western Financial Bank
     Sr. Sub. Notes, 9.625%, 5/15/12                       200,000          198
Westinghouse Air Brake, Sr. Notes, 9.375%, 6/15/05         750,000          750
Weyerhaeuser, Sr. Notes, 5.95%, 11/1/08                    750,000          750
Willamette Industries, MTN, 7.85%, 7/1/26                1,000,000        1,055
Williams Scotsman, Sr. Notes, 9.875%, 6/1/07               325,000          312
Willis Corroon, Sr. Sub. Notes, 9.00%, 2/1/09              900,000          927
XL Capital Finance, Sr. Notes, 6.50%, 1/15/12            1,250,000        1,297

Young Broadcasting, Sr. Sub. Notes, 9.00%, 1/15/06         400,000   $      389
Yum! Brands, Sr. Notes, 7.70%, 7/1/12                      350,000          347
Total Corporate Bonds (Cost  $346,798)                                  344,905

CONVERTIBLE BONDS  0.0%
LSI Logic, 4.00%, 2/15/05                                  300,000          254
Solectron, LYONs, 11/20/20                                 625,000          294
Total Convertible Bonds (Cost  $558)                                        548

ASSET-BACKED SECURITIES  0.3%
American Express, 7.20%, 9/17/07 ss                      1,135,000        1,231
Citibank Credit Card Issuance Trust, Series 2000-A1
   6.90%, 10/15/07                                       2,800,000        3,025
Nationsbank Credit Card Master Trust
   Series 1993, Class A, 6.00%, 12/15/05                   140,000          147
Rail Car Trust, 7.75%, 6/1/04                               35,952           38
Total Asset-Backed Securities (Cost  $4,286)                              4,441

NON-U.S. GOVERNMENT MORTGAGE-
       BACKED SECURITIES  1.1%
Corestates Home Equity Loan, Series 1994-1, Class A
   6.65%, 5/15/09                                           35,223           36
Deutsche Financial Capital, Series 1997-1, Class A3
   6.75%, 9/15/27                                        1,305,504        1,346
GMAC Commercial Mortgage Securities, CMO
   Series 1998-C2, Class A2, 6.42%, 5/15/35              3,000,000        3,193
GSR Mortgage Loan Trust
   Series 2001-1, Class A12, 4.61%, 10/25/31             2,500,000        2,556
JP Morgan Chase Commercial Mortgage Securities, CMO
   Series 2001-CIBC, Class A3, 6.26%, 3/15/33            5,450,000        5,680
Morgan Stanley Dean Witter Capital I
   Series 2002-TOP7, Class A2, 5.98%, 1/15/39            2,800,000        2,859
Residential Funding Mortgage, CMO
   Series 1999-S3, Class A1, 6.50%, 1/25/29              2,153,205        2,195
Total Non-U.S. Government Mortgage-Backed
Securities (Cost  $17,354)                                               17,865

U.S. GOVERNMENT MORTGAGE-
       BACKED SECURITIES  4.2%
Federal Home Loan Mortgage
   8.00%, 3/1/17                                             8,910   $       10
   10.00%, 10/1/10                                           2,054            2
   TBA, 6.50%, 1/1/32                                    3,393,382        3,462
Federal National Mortgage Assn.
   6.00%, 3/1/29                                         3,122,441        3,135
   7.00%, 4/1/26 - 3/1/31                                2,236,776        2,318
   CMO
   6.00%, 10/25/08                                       3,835,000        4,030
   6.50%, 7/25/08                                          382,709          395
   TBA
   6.50%, 1/1/17 - 1/1/32                               12,490,286       12,735
   7.00%, 1/1/32                                         8,621,600        8,864
Government National Mortgage
   I
   6.50%, 9/15/25 - 4/15/29                              8,068,186        8,297
   7.00%, 12/15/23 - 12/15/30                            5,829,432        6,108
   7.50%, 9/15/22 - 1/15/28                              3,499,740        3,731
   8.00%, 6/15/17 - 11/15/25                             2,502,770        2,705
   8.50%, 3/15/05 - 6/20/26                              2,039,564        2,207
   9.00%, 6/15/19 - 2/15/20                                 21,231           24
   9.50%, 4/15/20 - 9/15/21                                 76,031           84
   10.00%, 11/15/09 - 1/20/22                               17,254           19
   10.50%, 5/15/15                                           4,536            5
   11.00%, 3/15/10 - 1/15/20                               365,239          410
   11.50%, 3/15/10 - 3/15/16                               502,562          572
   Midget, 6.00%, 2/15 - 6/15/14                         1,087,457        1,124
   GPM, 9.50%, 8/15 - 9/15/09                               71,103           77
   TBA, 7.00%, 1/1/32                                       29,068           30
   II
   9.00%, 6/20/20                                           90,030           98
   10.00%, 10/20/16 - 1/20/22                               34,984           39
   ARM, 7.75%, 8/20/23                                      46,059           47
   GPM, 9.50%, 8/20/22                                      26,418           29
TBA, 6.00%, 5/20/31                                      7,891,804        7,874
U.S. Department of Veteran Affairs
     ARM, 9.56%, 3/15/25                                   339,054          370
Total U.S. Government Mortgage-Backed
     Securities (Cost  $66,507)                                          68,801

U.S. GOVERNMENT OBLIGATIONS/
       AGENCIES  13.1%
Federal Home Loan Banks
   5.75%, 5/15/12 ss                                     6,375,000   $    6,547
   6.34%, 10/19/05                                       4,875,000        5,249
Federal Home Loan Mortgage, 7.00%, 3/15/10                 500,000          559
Federal National Mortgage Assn.
   5.75%, 4/15/03 - 6/15/05 ss                          17,665,000       18,516
   5.80%, 12/10/03                                      13,000,000       13,579
   6.00%, 5/15/11                                        6,700,000        7,022
   6.47%, 9/25/12                                        3,000,000        3,251
   7.125%, 2/15/05 ss                                   10,000,000       10,903
U.S. Treasury Bonds
   6.25%, 8/15/23 ss                                     2,000,000        2,142
   6.50%, 11/15/26 ss                                   36,750,000       40,657
   7.125%, 2/15/23 ss                                    3,500,000        4,119
   7.25%, 5/15/16 ss                                    10,000,000       11,785
   8.125%, 8/15/19 ss                                      300,000          384
   8.75%, 5/15/20 ss                                     1,000,000        1,356
   9.25%, 2/15/16 ss                                     3,000,000        4,122
   11.625%, 11/15/04 ss                                     20,000           24
   13.875%, 5/15/11 ss                                     190,000          258
U.S. Treasury Inflation-Indexed Notes
     3.875%, 1/15/09 ss                                  4,987,087        5,291
U.S. Treasury Notes
   4.25%, 11/15/03 ss                                   10,900,000       11,176
   4.875%, 2/15/12 ss                                      950,000          954
   5.875%, 11/15/04 ss                                  31,880,000       33,888
   6.00%, 9/30/02 ss                                     2,000,000        2,021
   6.25%, 2/15/03 ss                                    14,350,000       14,739
   7.875%, 11/15/04 ss                                  15,150,000       16,790
Total U.S. Government Obligations/Agencies
     (Cost $208,177)                                                    215,332

SHORT-TERM INVESTMENTS  2.0%
Money Market Fund  2.0%
T. Rowe Price Reserve Investment Fund, 1.95% #          33,115,415       33,115

Total Short-Term Investments (Cost  $33,115)                             33,115

Total Investments in Securities
101.3% of Net Assets (Cost $1,396,817)                               $1,662,482

Other Assets Less Liabilities                                           (21,394)

NET ASSETS                                                           $1,641,088

    #  Seven-day yield
    *  Non-income producing
   ss  All or a portion of this security is on loan at June 30,2002-See Note 2
    ^  Security valued by the Fund's Board of Directors
   ++ Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules -- total of such securities at period-end amounts to $3,145 and represents 0.2% of net assets
 144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total of such securities at period-end amounts to $42,751 and represents 2.6% of net assets
  ADR  American Depository Receipts
  ARM  Adjustable Rate Mortgage
  AUD  Australian dollar
  CHF  Swiss franc
  CMO  Collateralized Mortgage Obligation
  DKK  Danish krone
  EUR  Euro
  GBP  British pound
  GDR  Global Depository Receipts
  GPM  Graduated Payment Mortgage
  HKD  Hong Kong dollar
  JPY  Japanese yen
LYONs  Liquid Yield Option Notes
  MTN  Medium-Term Note
  MXN  Mexican peso
  NOK  Norwegian krone
  PIK  Payment-in-Kind
  PTC  Pass-Through Certificate
 REIT  Real Estate Investment Trust
  SEK  Swedish krona
  SGD  Singapore dollar
 STEP  Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
  TBA  To Be Announced security was purchased on a forward commitment basis
  ZAR  South African rand

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2002

STATEMENT OF ASSETS AND LIABILITIES                               In thousands

ASSETS
Investments in securities, at value (cost $1,396,817)             $  1,662,482
Securities lending collateral                                          222,660
Other assets                                                            30,337
Total assets                                                         1,915,479

LIABILITIES
Obligation to return securities lending collateral                     222,660
Other liabilities                                                       51,731
Total liabilities                                                      274,391

NET ASSETS                                                        $  1,641,088
Net Assets Consist of:
Undistributed net investment income (loss)                        $        536
Undistributed net realized gain (loss)                                  (3,756)
Net unrealized gain (loss)                                             265,691

Paid-in-capital applicable to 99,509,844 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                      1,378,617

NET ASSETS                                                        $  1,641,088

NET ASSET VALUE PER SHARE                                         $      16.49

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS                                          In thousands
                                                                     6 Months
                                                                        Ended
Investment Income (Loss)                                              6/30/02
Income
 Interest                                                          $   22,199
 Dividend                                                               9,609
 Securities lending                                                       305
 Other                                                                     48
 Total income                                                          32,161

Expenses
 Investment management                                                  4,080
 Shareholder servicing                                                  2,313
 Custody and accounting                                                   137
 Prospectus and shareholder reports                                        64
 Proxy and annual meeting                                                  22
 Legal and audit                                                           12
 Registration                                                               8
 Directors                                                                  7
 Total expenses                                                         6,643
 Expenses paid indirectly                                                 (10)
 Net expenses                                                           6,633
Net investment income (loss)                                           25,528

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
 Securities                                                            (3,469)
 Foreign currency transactions                                            (84)
 Net realized gain (loss)                                              (3,553)

Change in net unrealized gain (loss)
 Securities                                                           (93,655)
 Other assets and liabilities
 denominated in foreign currencies                                         33
 Change in net unrealized gain (loss)                                 (93,622)
Net realized and unrealized gain (loss)                               (97,175)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  (71,647)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS                                In thousands
                                                      6 Months            Year
                                                         Ended           Ended
INCREASE (DECREASE) IN NET ASSETS                      6/30/02        12/31/01
Operations
 Net investment income (loss)                      $    25,528     $    51,604
 Net realized gain (loss)                               (3,553)          5,340
 Change in net unrealized gain (loss)                  (93,622)       (133,935)
 Increase (decrease) in net assets from operations     (71,647)        (76,991)
Distributions to shareholders
 Net investment income                                 (24,992)        (52,417)
 Net realized gain                                      (3,035)        (37,632)
 Decrease in net assets from distributions             (28,027)        (90,049)
Capital share transactions *
 Shares sold                                           163,863         428,590
 Distributions reinvested                               26,880          86,538
 Shares redeemed                                      (241,163)       (452,626)
 Increase (decrease) in net assets from capital
 share transactions                                    (50,420)         62,502
Net Assets
Increase (decrease) during period                     (150,094)       (104,538)
Beginning of period                                  1,791,182       1,895,720

End of period                                      $ 1,641,088     $ 1,791,182

*Share information
   Shares sold                                           9,425          23,555
   Distributions reinvested                              1,588           4,964
   Shares redeemed                                     (13,895)        (24,992)
   Increase (decrease) in shares outstanding            (2,882)          3,527

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002

NOTES TO FINANCIAL STATEMENTS
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
     T. Rowe Price Balanced Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 31, 1939. The fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed-income securities.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $9,000 and $1,000, respectively, for the period ended June 30, 2002.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS
     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collat-eral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At June 30, 2002, the value of loaned securities was $214,378,000; aggregate collateral consisted of $222,660,000 in the securities lending collateral pool.

     OTHER Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $212,256,000 and $219,511,000, respectively, for the six months ended June 30, 2002. Purchases and sales of U.S. government securities aggregated $176,817,000 and $240,477,000, respectively, for the six months ended June 30, 2002.

NOTE 3 - FEDERAL INCOME TAXES
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

     For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $36,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002.

     At June 30, 2002, the cost of investments for federal income tax purposes was $1,397,206,000. Net unrealized gain aggregated $265,302,000 at period-end, of which $351,511,000 related to appreciated investments and $86,209,000 related to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS
     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $644,000.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $1,922,000 for the six months ended June 30, 2002, of which $293,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $249,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
ABOUT THE FUND'S DIRECTORS AND OFFICERS
     Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT DIRECTORS
NAME
(DATE OF BIRTH)                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
YEAR ELECTED*                      AND OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
-------------                      -------------------------------------------
Calvin W. Burnett, Ph.D.           President, Coppin State College; Director,
(3/16/32)                          Provident Bank of Maryland
2001

Anthony W. Deering                 Director, Chairman of the Board, President,
(1/28/45)                          and Chief Executive Officer, The Rouse
2001                               Company, real estate developers

Donald W. Dick, Jr.                Principal, EuroCapital Advisors, LLC, an
(1/27/43)                          acquisition and management advisory firm
1991

David K. Fagin                     Director, Dayton Mining Corp. (6/98 to
(4/9/38)                           present), Golden Star Resources Ltd., and
1991                               Canyon Resources Corp. (5/00 to present);
                                   Chairman and President, Nye Corp.

F. Pierce Linaweaver               President,F. Pierce Linaweaver & Associates,
(8/22/34)                          Inc., consulting environmental and civil
2001                               engineers

Hanne M. Merriman                  Retail Business Consultant; Director, Ann
(11/16/41)                         Taylor Stores Corp., Ameren Corp., Finlay
1994                               Enterprises, Inc., The Rouse Company, and
                                   US Airways Group, Inc.

John G. Schreiber                  Owner/President, Centaur Capital Partners,
(10/21/46)                         Inc., a real estate investment company;
2001                               Senior Advisor and Partner, Blackstone Real
                                   Estate Advisors, L.P.; Director, AMLI
                                   Residential Properties Trust, Host Marriott
                                   Corp., and The Rouse Company

Hubert D. Vos                      Owner/President, Stonington Capital Corp., a
(8/2/33)                           private investment company
1991

     * Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)
NAME
(DATE OF BIRTH)                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
YEAR ELECTED*                      AND OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
-------------                      -------------------------------------------
Paul M. Wythes                     Founding Partner, Sutter Hill Ventures, a
(6/23/33)                          venture capital limited partnership,
1992                               providing equity capital to young
                                   high-technology companies throughout the
                                   United States; Director, Teltone Corp.

     * Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

INSIDE DIRECTORS
NAME
(DATE OF BIRTH)
YEAR ELECTED**
[NUMBER OF T. ROWE                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
PRICE PORTFOLIOS OVERSEEN]         AND OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
--------------------------         -------------------------------------------
James A.C. Kennedy                 Director and Vice President, T. Rowe Price
(8/15/53)                          and T. Rowe Price Group, Inc.
1997
[32]

James S. Riepe                     Director and Vice President, T. Rowe Price;
(6/25/43)                          Vice Chairman of the Board, Director and Vice
1991                               President, T. Rowe Price Group, Inc.;
[98]                               Chairman of the Board and Director, T. Rowe
                                   Price Global Asset Management Limited T. Rowe
                                   Price Investment Services, Inc. T.Rowe Price
                                   Retirement Plan Services, Inc., and T. Rowe
                                   Price Services, Inc.; Chairman of the Board,
                                   Director, President and Trust Officer, T.Rowe
                                   Price Trust Company; Director, T. Rowe Price
                                   International, Inc., and T. Rowe Price Global
                                   Investment Services Limited; Vice President,
                                   Balanced Fund

M. David Testa                     Vice Chairman of the Board, Chief Investment
(4/22/44)                          Officer, Director and Vice President, T.Rowe
1991                               Price Group, Inc.; Chief Investment Officer,
[98]                               Director, and Vice President, T. Rowe Price;
                                   Director, T. Rowe Price Global Asset Manage-ment Limited; Vice President and Director,
                                   T. Rowe Price Trust Company; Director, T.Rowe
                                   Price Global Investment Services Limited and
                                   T. Rowe Price International, Inc.

     **   Each inside director serves until the election of a successor.

T. Rowe Price Balanced Fund

OFFICERS
NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVE            PRINCIPAL OCCUPATION(S)
-----------------------            -----------------------
Stephen W. Boesel (12/28/44)       Vice President, T. Rowe Price, T. Rowe Price
Vice President, Balanced Fund      Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (12/30/60)       Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Balanced Fund           Group, Inc., and T. Rowe Price Investment
                                   Services, Inc.

Wendy R. Diffenbaugh (10/2/53)     Assistant Vice President, T. Rowe Price
Vice President, Balanced Fund

Henry H. Hopkins (12/23/42)        Director and Vice President, T. Rowe Price
Vice President, Balanced Fund      Group, Inc.; Vice President, T. Rowe Price,
                                   T. Rowe Price International, Inc. and T. Rowe
                                   Price Retirement Plan Services, Inc.; Vice
                                   President and Director, T. Rowe Price Invest-ment Services, Inc., T. Rowe Price Services,
                                   Inc., and T. Rowe Price Trust Company

J. Jeffrey Lang (1/10/62)          Vice President, T. Rowe Price and T. Rowe
Vice President, Balanced Fund      Price Trust Company

Nathaniel S. Levy (7/13/62)        Vice President, T. Rowe Price and T. Rowe
Vice President, Balanced Fund      Price Group, Inc.

Patricia B. Lippert (1/12/53)      Assistant Vice President, T. Rowe Price and
Secretary, Balanced Fund           T. Rowe Price Investment Services, Inc.

David S. Middleton (1/18/56)       Vice President, T. Rowe Price, T. Rowe Price
Controller, Balanced Fund          Group, Inc., and T. Rowe Price Trust Company

Raymond A. Mills (12/3/60)         Vice President, T. Rowe Price, T. Rowe Price
Vice President, Balanced Fund      Group, Inc., and T. Rowe Price
                                   International, Inc.

Edmund M. Notzon III (10/1/45)     Vice President, T. Rowe Price, T. Rowe Price
Vice President, Balanced Fund      Group, Inc., T. Rowe Price Investment
                                   Services, Inc., and T. Rowe Price Trust
                                   Company

Mark J. Vaselkiv (7/22/58)         Vice President, T. Rowe Price and T. Rowe
Vice President, Balanced Fund      Price Group, Inc.

Richard T. Whitney (5/7/58)        Vice President, T. Rowe Price, T. Rowe Price
President, Balanced Fund           Group, Inc., T. Rowe Price Trust Company, and
                                   T. Rowe Price International, Inc.

     Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS                   BOND FUNDS                 MONEYMARKET FUNDS++
-----------                   ----------                 -------------------
DOMESTIC                      DOMESTIC TAXABLE           TAXABLE
Blue Chip Growth*             Corporate Income           Prime Reserve
Capital Appreciation          GNMA                       Summit Cash Reserves
Capital Opportunity           High Yield*                U.S. Treasury Money
Developing Technologies       New Income
Diversified Small-Cap         Short-Term Bond            TAX-FREE
  Growth                      Spectrum Income            California Tax-Free
Dividend Growth               Summit GNMA                   Money
Equity Income*                U.S. Bond Index            Maryland Tax-Free
Equity Index 500              U.S. Treasury                 Money
Extended Equity Market          Intermediate             New York Tax-Free Money
  Index                       U.S. Treasury              Summit Municipal Money
Financial Services              Long-Term                   Market
Growth & Income                                          Tax-Exempt Money
Growth Stock*                 DOMESTIC TAX-FREE
Health Sciences               California Tax-Free        INTERNATIONAL/GLOBAL
Media & Telecommun              Bond                     FUNDS
  -ications                   Florida Intermediate       -----------------------
Mid-Cap Growth*                 Tax-Free                 STOCK
Mid-Cap Value                 Georgia Tax-Free Bond      Emerging Europe &
New America Growth            Maryland Short-Term           Mediterranean
New Era                         Tax-Free Bond            Emerging Markets Stock
New Horizons                  Maryland Tax-Free Bond     European Stock
Real Estate                   New Jersey Tax-Free        Global Stock
Science & Technology*           Bond                     Global Technology
Small-Cap Stock*              New York Tax-Free Bond     International
Small-Cap Value*+             Summit Municipal Income       Discovery+
Spectrum Growth               Summit Municipal           International Equity
Tax-Efficient Growth            Intermediate                Index
Tax-Efficient Multi-Cap       Tax-Free High Yield        International Growth
  Growth                      Tax-Free Income               & Income
Total Equity Market Index     Tax-Free Intermediate      International Stock*
Value*                          Bond                     Japan
                              Tax-Free Short-            Latin America
                                Intermediate             New Asia
BLENDED ASSET FUNDS           Virginia Tax-Free Bond     Spectrum International
Balanced
Personal Strategy Balanced                               BOND
Personal Strategy Growth                                 Emerging Markets Bond
Personal Strategy Income                                 International Bond*
Tax-Efficient Balanced

     For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.
* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.
+    Closed to new investors.
++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.
     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202                                           F68-051  6/30/02